   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

                                                                    Exhibit 10.1

                      FIRST AMENDMENT TO LICENSE AGREEMENT
                                 BY AND BETWEEN

                           BOSTON LIFE SCIENCES, INC.

                                       AND

                            BIOAXONE THERAPEUTIC INC.

This first Amendment to the License Agreement (the "License") between Boston Life Sciences, Inc. ("BLSI") and BioAxone Therapeutic, Inc. ("BA") dated as of December 28, 2006 is made effective as of March 23, 2007.

For good and valuable consideration BLSI and BA hereby agree that the Licensed Patent Rights described in Section 1.34 of the License and the therein referenced Exhibit B is amended to include the following addition to Table 1 of said Exhibit B:

Country   Application Number   Filing Date   Patent Number   Status   Title
-------   ------------------   -----------   -------------   ------   -----
[**]      [**]                 [**]          [**]            [**]     [**]


The parties further agree that said Table 1 of said Exhibit B is updated as follows for purposes of clarification:

Country   Application Number   Filing Date   Patent Number   Status   Title
-------   ------------------   -----------   -------------   ------   -----
[**]      [**]                 [**]          [**]            [**]     [**]
REPLACE ABOVE WITH:
[**]      [**]                 [**]          [**]            [**]     [**]

IN WITNESS WHEREOF, the parties have executed this First Amendment as of the date first set forth above.

BOSTON LIFE SCIENCES, INC.


By /s/ Kenneth L. Rice
   ----------------------------------
Title EVP & CFO


BIOAXONE THERAPEUTIC INC.


By /s/ Frank Bobe
   ----------------------------------
Title President & CEO